                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 1999
                                                  --------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                         1-7182                             13-2740599
---------------------------------------------------------------------------------------------------
      (State or other            (Commission                        (I.R.S.Employer
      jurisdiction of            File Number)                       Identification No.)
      incorporation)

World Financial Center, North Tower, New York, New York   10281-1220
--------------------------------------------------------------------

      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-59997) filed by Merrill Lynch & Co., Inc. ("ML&Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML&Co. and The Chase Manhattan Bank (the "Indenture"). ML&Co. will issue $70,000,000 aggregate principal amount of S&P 500 Market Index Target-Term Securities (R) due March 27, 2006 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s S&P 500 Market Index Target-Term Securities (R) due March 27, 2006.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the S&P 500 Market Index Target-Term Securities (R) due March 27, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            MERRILL LYNCH & CO., INC.
                                         ------------------------------
                                                  (Registrant)

                                          By:  /s/  E. Stanley O'Neal
                                              --------------------------
                                                E. Stanley O'Neal
                                             Executive Vice President
                                                        and
                                              Chief Financial Officer

Date:  March 26, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           MERRILL LYNCH & CO., INC.

                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED MARCH 26, 1999

                                             Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.   Description                                             Page
-----------   -----------                                             ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s S&P 500 Market Index Target-Term Securities (R) due March 27, 2006.

(5) & (23)    Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the S&P 500 Market Index Target-Term Securities (R) due March 27, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities)